EXHIBIT 99.1
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FOR IMMEDIATE RELEASE
                                       PRESS CONTACT:

                                       Tracy Eiler
                                       BUSINESS OBJECTS
                                       408/953-6031
                                       tracy.eiler@businessobjects.com

                                       Ian Galbraith
                                       CRYSTAL DECISIONS
                                       604/974-2370
                                       ian.galbraith@crystaldecisions.com

                                       INVESTOR CONTACT:

                                       Don Markley
                                       BUSINESS OBJECTS
                                       408/953-6054
                                       don.markley@businessobjects.com

                                       Anne Guimard
                                       BUSINESS OBJECTS
                                       European Investor Relations
                                       +33 1 4125 3919
                                       anne.guimard@businessobjects.com
                                       Caroline Hughes

                                       CRYSTAL DECISIONS
                                       604/974-4832
                                       caroline.hughes@crystaldecisions.com

       BUSINESS OBJECTS ANNOUNCES AGREEMENT TO ACQUIRE CRYSTAL DECISIONS

                   CREATES THE LEADING PROVIDER OF ENTERPRISE

                        BUSINESS INTELLIGENCE SOLUTIONS

SAN JOSE AND PALO ALTO, CALIF. AND PARIS, FRANCE - JULY 18, 2003 - Business Objects, (Nasdaq: BOBJ; Euronext Paris ISIN code FR0004026250 - BOB) and Crystal Decisions, Inc. today announced a definitive agreement under which Business Objects will acquire privately-held Crystal Decisions, the fastest-growing vendor in the business intelligence (BI) market, and the leading provider of enterprise reporting software.

Under the terms of the agreement, Business Objects will issue approximately
26.5 million shares of common stock in respect of outstanding Crystal Decisions common shares and stock options, which will represent approximately 29 percent of the combined company's shares. In addition, Crystal Decisions stockholders will receive an aggregate of $300 million in cash. Based on the closing price of Business Objects' stock on July 17, 2003 the transaction is valued at an aggregate purchase price of approximately $820 million.

This transaction joins two of the strongest-performing companies in enterprise software, with highly complementary products, distribution channels, and talent pools.

The transaction is expected to be accretive to Business Objects' 2004 earnings even prior to considering the impact of expected revenue and cost synergies, but before purchase accounting adjustments. The companies expect to capitalize on significant growth opportunities resulting from complementary products, channels, and geographic presence. The companies also believe there are significant opportunities for operating cost synergies, which are expected to result in pre-tax savings of approximately $25 million for calendar year 2004.

"With this combination, we will seize the opportunity to take a leadership position in the BI market," said Bernard Liautaud, chairman and CEO of Business Objects. "The two companies are not only successful leaders in their space but have extremely complementary businesses, across many dimensions: product capabilities, distribution channels, international coverage, and skillset. Together, we will become the clear choice for organizations looking to standardize on a single BI provider."

CRYSTAL DECISIONS, THE FASTEST GROWING COMPANY IN BUSINESS INTELLIGENCE

Crystal Decisions leads the enterprise reporting segment of the BI market. The company is the fastest-growing vendor in the BI market, having achieved 30% annual growth in 2002. For the twelve months ended March 2003, Crystal Decisions' revenue was $270 million, with an operating margin of 14%.

Crystal Reports, the company's flagship product, has shipped over 14 million licenses and is the most widely used report authoring tool in the market. Crystal Decisions has one of the strongest partner programs in the BI industry with over 350 OEM relationships, including Hyperion, Microsoft, Peoplesoft, and SAP.

"We are delighted at the prospect of joining the Business Objects team, and feel this is a perfect fit from a product, market, and cultural perspective," said Jon Judge, president and chief executive officer, Crystal Decisions, Inc. "In the business intelligence market, size and scale will be key ingredients to long-term success. This combination will accelerate our own plans to better serve our customers by offering a broader product line and becoming a part of the new number one vendor in business intelligence."

STRATEGIC RATIONALE

The combined company will give Business Objects:

      o  Business intelligence market leadership

      o  The strongest, most complete product line

      o  A powerful range of distribution channels

      o  Significant new growth opportunities

BUSINESS INTELLIGENCE LEADERSHIP

The combined company will have:

      o  More than 3800 total employees

      o  More than 500 quota-carrying salespeople

      o More than 1000 customer-facing staff in technical support, education, and professional services

      o  More than 700 alliance partners

      o  More than 16 million licenses

THE STRONGEST AND MOST COMPLETE PRODUCT LINE

By combining the two companies' product lines, Business Objects will be able to meet the needs of all BI users and provide a strong product offering in all BI market categories. The combined product offering will be the strongest and most comprehensive available in the industry today.

Business Objects has long served the "power users" in organizations through its strong ad hoc query, reporting, and analysis capabilities. Business Objects has recently targeted executives with its new dashboard, scorecard, and enterprise performance management (EPM) capabilities, launched earlier this year. Crystal Decisions is the solution of choice for a very large population of report consumers thoughout organizations. Together, the two companies will offer a broad product line that meets the needs of all types of enterprises and all types of users.

POWERFUL RANGE OF DISTRIBUTION CHANNELS

The combined company will benefit from unparalleled strength in distribution and will be able to leverage:

      o Crystal Decisions' more than 350 OEM partners, including Hyperion, Microsoft, PeopleSoft, and SAP

      o  Crystal Decisions' reseller, distributor, and inside sales channels

      o  Both companies' enterprise sales organizations

      o  Business Objects' relationships with major systems integrators

SIGNIFICANT GROWTH OPPORTUNITIES

Business Objects sees several immediate opportunities for growth:

      o Product cross-sell. Cross-selling products between the respective companies' customer bases

      o Geographic penetration. Leveraging respective geographic strengths, in particular, Business Objects' well established presence in Europe, where enterprise reporting is under-penetrated

"We are very excited about becoming the largest shareholder of the combined company," said Dave Roux, a Crystal Decisions board member and co-founder of Silver Lake Partners. "This combination is a powerful one for customers, partners, and employees. I look forward to serving as a board member of Business Objects and working with Bernard Liautaud and the other members of the management team." Mr. Roux is expected to join the Business Objects board of directors.

The transaction is expected to close in the fourth calendar quarter of 2003, and is expected to be tax free to shareholders of both companies with respect to the stock consideration the shareholders receive. The transaction is subject to regulatory reviews and approvals, including under the Hart-Scott-Rodino Act; approval by the shareholders of Business Objects; and certain other customary conditions. Thomas Weisel Partners LLC acted as financial advisor to Business Objects. Goldman, Sachs & Co. acted as financial advisor to Crystal Decisions.

CONFERENCE CALLS

Business Objects and Crystal Decisions will hold two joint conference calls for investors and analysts to discuss the proposed transaction:

      o FOR NORTH AMERICA AND ASIA-PACIFIC: Friday, July 18 at 2:30 PM Pacific time (5:30 PM Eastern time)

      o  FOR EUROPE: Monday, July 21 at 9:00 AM Paris time (8:00 AM London time)

The dial-in numbers for the live conference calls are:

      o  FROM USA/CANADA: (800) 399-7988

      o  FROM OVERSEAS: (706) 634-5428

Replays of both calls will be available through Thursday, July 24, 2003. The dial-in numbers for the replays are:

      o  FROM USA/CANADA: (800) 642-1687

      o  FROM OVERSEAS: (706) 645-9291

      o  PASSCODE FOR CALL 1: 1836528

      o  PASSCODE FOR CALL 2: 1836540

Both calls will also be webcast, and an accompanying slide presentation will be available on www.businessobjects.com/investors.

ABOUT BUSINESS OBJECTS

Business Objects is the world's leading provider of enterprise business intelligence (BI) solutions. Business Objects enables organizations to track, understand, and manage enterprise performance. The company's solutions leverage the information that is stored in an array of corporate databases, enterprise resource planning (ERP), and customer relationship management (CRM) systems.

Popular uses of BI include management dashboards and scorecards, enterprise performance management applications, customer intelligence applications, enterprise reporting, financial reporting, and both customer and partner extranets. These solutions enable companies to gain visibility into their business, acquire and retain profitable customers, reduce costs, optimize the supply chain, increase productivity and improve financial performance.

Business Objects provides the industry's most integrated business intelligence suite, called BusinessObjects Enterprise 6. This suite includes the industry's best web query, reporting, and analysis; the most advanced and complete suite of analytic applications; and the best connectivity to packaged applications.

Business Objects has more than 17,500 customers in over 80 countries. The company's stock is publicly traded under the ticker symbols NASDAQ: BOBJ and Euronext Paris (ISIN code FR0004026250-BOB). It is included in the SBF 120 and IT CAC 50 French stock market indexes. Business Objects can be reached at +1-408-953-6000 and www.businessobjects.com.

ABOUT CRYSTAL DECISIONS

Crystal Decisions, a privately held company, is a leading information management software company with more than 14 million licenses shipped. Since 1984, Crystal Decisions has powered winning organizations with one of the fastest ways for employees, partners and customers to access the information they need to make the best decisions and ultimately reduce costs and increase productivity. The Crystal brand is among the most trusted names in enterprise reporting and more than 355 Independent Software Vendors (ISVs) have standardized on Crystal Decision's solutions. Headquartered in Palo Alto, Calif., Crystal Decisions has more than 30 offices worldwide and can be found on the Internet at www.crystaldecisions.com.

                               KEY COMPANY FACTS

FOR THE 12 MONTHS ENDED

3/31/03

(IN MILLIONS)

                               BUSINESS OBJECTS           CRYSTAL DECISIONS

License Revenues                         $237                      $174
Total Revenues                           $466                      $270
Operating Income                          $42                       $38
OPERATING MARGIN                          9%                        14%
Net Income                                $38                       $28
Cash & Cash Equivalents
As of 3/31/03                            $329                       $95



 FORWARD-LOOKING STATEMENTS

This press release and its attachments contains forward-looking statements that involve risks and uncertainties concerning Business Objects' proposed acquisition of Crystal Decisions, Business Objects' expected financial performance (including without limitation as described in the quotations from management in this press release), as well as Business Objects' strategic and operational plans. Actual events or results may differ materially from those described in this press release due to a number of risks and uncertainties. The potential risks and uncertainties include, among others, the possibility that the transaction will not close, that the closing may be delayed or that the companies may be required to modify aspects of the transaction to achieve regulatory approval; the reaction of customers of Business Objects and Crystal Decisions to the transaction; Business Objects' ability to successfully integrate Crystal Decisions' operations and employees; Business Objects' ability to transition Crystal Decisions' customers; the introduction of new products by competitors or the entry of new competitors into the markets for Business Objects' and Crystal Decisions' products; and economic and political conditions in the U.S. and abroad. More information about potential factors that could affect Business Objects' business and financial results is included in Business Objects' Annual Report on Form 10-K for the fiscal year ended December 31, 2002 and Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2003, including (without limitation) under the captions, "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations," which are on file with the Securities and Exchange Commission (the "SEC") and available at the SEC's website at www.sec.gov, and will be included in Business Objects' Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2003, which will be filed with the SEC in the near future. For more information and additional risk factors regarding Crystal Decisions, see the information under the captions "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" contained in the Annual Report on Form 10-K for the fiscal year ended June 28, 2002, the Quarterly Report on Form 10-Q for the quarterly period ended March 28, 2003, and Crystal Decisions' Registration Statement on Form S-1 and all amendments thereto, initially filed by Crystal Decisions with the SEC on May 23, 2003. Neither Business Objects nor Crystal Decisions undertake any obligation to update these forward-looking statements to reflect events or circumstances after the date of this press release.

ADDITIONAL INFORMATION ABOUT THE PROPOSED ACQUISITION AND WHERE TO FIND IT

Business Objects and Crystal Decisions intend to file with the SEC a joint proxy statement/prospectus/information statement and other relevant materials in connection with the proposed acquisition of Crystal Decisions by Business Objects. The joint proxy statement/prospectus/information statement will be mailed to the security holders of Business Objects and Crystal Decisions. Investors and security holders of Business Objects and Crystal Decisions are urged to read the joint proxy statement/prospectus/information statement and the other relevant materials when they become available because they will contain important information about Business Objects, Crystal Decisions and the proposed acquisition. The joint proxy statement/prospectus/information statement and other relevant materials (when they become available), and any other documents filed by Business Objects or Crystal Decisions with the SEC, may be obtained free of charge at the SEC's web site at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by Business Objects by contacting Business Objects Investor Relations, 3030 Orchard Parkway, San Jose, California, 95134, 408-953-6000. Investors and security holders may obtain free copies of the documents filed with the SEC by Crystal Decisions by contacting Crystal Decisions Investor Relations, 895 Emerson Street, Palo Alto, California, 94301, 800-877-2340. Investors and security holders of Business Objects are urged to read the joint proxy statement/prospectus/information statement and the other relevant materials when they become available before making any voting decision with respect to the proposed acquisition.

Bernard Liautaud, Business Objects' Chairman and Chief Executive Officer, and certain of Business Objects other executive officers and directors may be deemed to be participants in the solicitation of proxies of Business Objects' stockholders in connection with the proposed acquisition. A description of the interests of Mr. Liautaud and Business Objects' other executive officers and directors in Business Objects is set forth in the Definitive Proxy Statement for Business Objects' annual meeting of stockholders, which was filed with the SEC on April 8, 2003. Investors and security holders may obtain more detailed information regarding the direct and indirect interests of Mr. Liautaud and Business Objects' other executive officers and directors in the proposed acquisition by reading the joint proxy statement/prospectus/information statement when it becomes available.

Jonathon Judge, Crystal Decisions' President and Chief Executive Officer, and certain of Crystal Decisions' other executive officers and directors may be deemed to be participants in the solicitation of proxies of Business Objects' stockholders in connection with the proposed acquisition. A description of the interests of Mr. Judge's and Crystal Decisions' other executive officers and directors in Crystal Decisions is set forth in the Preliminary Proxy Statement for Crystal Decisions' annual meeting of stockholders, which was filed with the SEC on July 9, 2003. Investors and security holders may obtain more detailed information regarding the direct and indirect interests of Mr. Judge and Crystal Decisions' other executive officers and directors in the proposed acquisition by reading the joint proxy statement/prospectus/information statement when it becomes available.

BusinessObjects is a trademark of Business Objects S.A. Other company and product names may be trademarks of the respective companies with which they are associated.